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                                                                   EXHIBIT 10.32



                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


        This Intellectual Property Security Agreement (this "Agreement") is made as of August 31, 1998, by and between JAYCOR NETWORKS, INC. ("Grantor"), and JAYCOR, INC. ("Secured Party").

                                    RECITALS

        A. Secured Party has agreed to make certain advances of money and to extend certain financial accommodations to Grantor (the "Loans") in the amounts and manner set forth in that certain Revolving Loan Agreement effective as of February 1, 1997 (as the same may be amended, the "Credit Agreement").

        B. In order to induce Secured Party to make the Loans, Grantor has agreed to grant a first priority security interest in certain intangible property to Secured Party for purposes of securing the obligations of Grantor to Secured Party.

              NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

        1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future indebtedness, obligations and liabilities to Secured Party, Grantor hereby assigns, transfers, conveys and grants a first priority security interest to Secured Party, as security, in and to Grantor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Intellectual Property Collateral"):

               (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof that is created by Grantor, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

               (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

               (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

               (d) All patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

               (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill


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of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

               (f) Right to the proceeds (excluding attorneys' and other professional and expert fees and expenses) arising from any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue on behalf of and collect such damages for said use or infringement of the intellectual property rights identified above;

               (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

               (h) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

               (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

        2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this security agreement.

        3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

               (a) Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business;

               (b) Performance of this Agreement does not conflict with or result in a breach of any agreement to which Grantor is party or by which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Agreement constitutes an assignment;

               (c) During the term of this Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this Agreement;

               (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;



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               (e) Grantor shall promptly advise Secured Party of any material change in the composition of the Intellectual Property Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent or Copyright not specified in this Agreement;

               (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Secured Party in writing of material infringements detected and
(iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Secured Party, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

               (g) Grantor shall promptly register the most recent version of any of Grantor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Secured Party may reasonably request from time to time to perfect or continue the perfection of Secured Party's interest in the Intellectual Property Collateral;

               (h) This Agreement creates, and in the case of after acquired Intellectual Property Collateral, this Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Secured Party a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Note upon making the filings referred to in clause (i) below;

               (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Secured Party of its rights and remedies hereunder;

               (j) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

               (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Secured Party's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interests in any property included within the definition of the Intellectual Property Collateral acquired under such



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contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts, and except that Grantor shall not be prohibited from granting exclusive and non-exclusive licenses, or entering into marketing and distribution agreements in the normal course of its business.

               (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Secured Party in writing of any event that materially adversely affects the value of any Intellectual Property Collateral, the ability of Grantor to dispose of any Intellectual Property Collateral or the rights and remedies of Secured Party in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

        4. Secured Party's Rights. Secured Party shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Secured Party for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

        5. Inspection Rights. Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested.

        6. Further Assurances; Attorney in Fact.

               (a) On a continuing basis, Grantor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Secured Party, to perfect Secured Party's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Secured Party the grant or perfection of a security interest in all Intellectual Property Collateral.

               (b) Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:

               (i) To modify, in its sole discretion, this Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest



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in any Copyrights, Patents or Trademarks acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Grantor no longer has or claims any right, title or interest; and

                      (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

        7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this Agreement:

               (a) An Event of Default occurs under the Credit Agreement; or

               (b) Grantor breaches any warranty or agreement made by Grantor in this Agreement and, as to any breach that is capable of cure, Grantor fails to cure such breach within five (5) days of the occurrence of such breach.

        8. Remedies. Upon the occurrence and continuance of an Event of Default, Secured Party shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Secured Party has a security interest and to make it available to Secured Party at a place designated by Secured Party. Secured Party shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Secured Party to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with the exercise of any of Secured Party's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Secured Party's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

        9. Indemnity. Grantor agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and
(b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Grantor, whether under this Agreement or otherwise (including without limitation reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Secured Party's gross negligence or willful misconduct.

        10. Reassignment. At such time as Grantor shall completely satisfy all of the obligations secured hereunder, Secured Party shall execute and deliver to Grantor all deeds, assignments and other instruments as may be necessary or proper to revest in Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Secured Party pursuant hereto.



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        11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

        12. Attorneys' Fees. If any action relating to this Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

        13. Amendments. This Agreement may be amended only by a written instrument signed by both parties hereto.

        14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

        15. Governing Law. This Agreement shall be governed by the laws of the State of California, without regard for choice of law provisions.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.



Address of Grantor:                           Grantor:

9775 Towne Centre Drive                       JAYCOR NETWORKS, INC.
San Diego, CA  92121

Attn:  Chief Financial Officer                By: /s/ TERRY M. FLANAGAN
                                                  ------------------------------
                                              Title:  President


Address of Secured Party:                     Secured Party:

9775 Towne Centre Drive                       JAYCOR, INC.
San Diego, CA 92121

Attn:  Chief Financial Officer                By: /s/ RANDY JOHNSON
                                                  ------------------------------
                                              Title: Chief Financial Officer




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                                    EXHIBIT A

                                   Copyrights


                             Registration/               Registration/
                              Application                 Application
Description                      Number                      Date
-----------                  ------------                -------------



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                                    EXHIBIT B

                                     Patents


                             Registration/               Registration/
                              Application                 Application
Description                      Number                      Date
-----------                  ------------                -------------



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                                    EXHIBIT C

                                   Trademarks


                             Registration/               Registration/
                              Application                 Application
Description                      Number                      Date
-----------                  ------------                -------------